UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2009

SELECTICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29637	77-0432030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1740 Technology Drive, Suite 460

San Jose, CA 95110

(408) 570-9700

(Addresses, including zip code, and telephone numbers,

including area code, of principal executive offices)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The 2009 Annual Meeting of the Stockholders (the “2009 Annual Meeting”) of Selectica, Inc. (the “Company”) has been tentatively scheduled for the first half of November, 2009. As such, the date of the 2009 Annual Meeting will have changed by more than 30 days from the anniversary of the Company’s 2008 Annual Meeting, which occurred September 9, 2008.

Pursuant to Rule 14a-8(e)(2) of the Securities Exchange Act of 1934, as amended, the deadline for receipt of stockholder proposals for inclusion in our proxy statement and form of proxy for the 2009 Annual Meeting has been set at September 28, 2009. In order for a proposal to be considered timely, it must be received by the Company on or prior to such date at our principal executive offices: 1740 Technology Drive, Suite 460, San Jose, California, 95110, Attn: Stockholder Services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTICA, INC.

DATE: September 15, 2009	By:	/s/ Todd Spartz
Todd Spartz
Chief Financial Officer